UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 4, 2009
                                  ------------
                                 Date of Report
                        (Date of earliest event reported)

                     Defense Industries International, Inc.
             (Exact name of registrant as specified in its charter)



         Nevada                     000-30105                  84-1421483
----------------------------       ------------           -------------------
(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)           Identification No.)


                 8 Brisel Street Industrial Zone Sderot, Israel
                 ----------------------------------------------
              (Address of principal executive offices and zip code)


                              (011) 972-8-689-1611
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER INFORMATION.

        On June 4, 2009, the registrant reported that it has been unable to file its quarterly report on Form 10-Q for the period ended March 31, 2009 on a timely basis because of additional time has been required to generate and have its auditors review its financial statements, which include the results of a new business activity. A copy of the press release issued by the registrant in this connection is furnished herewith as Exhibit 99.1.

        The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

  (c)  Exhibits

  Exhibit 99.1     Press Release dated June 4, 2009.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 5, 2009                        Defense Industries International, Inc.

                                          (Registrant)


                                          By: /s/Baruch Tosh
                                          Name: Baruch Tosh
                                          President